EXHIBIT 99.1


                              In re: FN ESTATE, INC.
                                    Debtors.

                                Case No. 03-23143

                          Reporting Period: July, 2004




            Privileged and Confidential Information may be Included


                                                    UNITED STATES BANKRUPTCY COURT
                                                   EASTERN DISTRICT OF PENNSYLVANIA

In re: FN Estate, Inc.                                                                                             Case No. 03-23143
Debtors.                                                                                                Reporting Period: July, 2004

                                                      FN Estate, Inc.
                                                 MONTHLY OPERATING REPORT
                                                   ($ IN REAL NUMBERS)
------------------------------------------------------------------------------------------------------------------------------------

                  FILE WITH COURT AND SUBMIT COPY TO UNITED STATES TRUSTEE WITHIN 20 DAYS AFTER END OF MONTH

Submit copy of report to any official committee appointed in the case.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   DOCUMENT     EXPLANATION
REQUIRED DOCUMENTS                                                             FORM NO.            ATTACHED      ATTACHED
------------------------------------------------------------------------------------------------------------------------------------
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS                                  MOR - 1                  X
------------------------------------------------------------------------------------------------------------------------------------
           Bank Reconciliation (or copies of debtor's bank reconciliations)  MOR-1(CON'T)             X
------------------------------------------------------------------------------------------------------------------------------------
           Copies of Bank Statements                                                                  X
------------------------------------------------------------------------------------------------------------------------------------
           Cash disbursements journals                                                                X
------------------------------------------------------------------------------------------------------------------------------------
STATEMENT OF OPERATIONS                                                      MOR - 2                  X
------------------------------------------------------------------------------------------------------------------------------------
BALANCE SHEET                                                                MOR - 3                  X
------------------------------------------------------------------------------------------------------------------------------------
STATUS OF POSTPETITION TAXES                                                 MOR - 4                  X
------------------------------------------------------------------------------------------------------------------------------------
           Copies of IRS Form 6123 or payment receipt
------------------------------------------------------------------------------------------------------------------------------------
           Copies of tax returns filed during reporting period                                        X
------------------------------------------------------------------------------------------------------------------------------------
SUMMARY OF UNPAID POST PETITION DEBTS                                        MOR - 4                  X
------------------------------------------------------------------------------------------------------------------------------------
           Listing of aged accounts payable                                                           X
------------------------------------------------------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING                                 MOR - 5                  X
------------------------------------------------------------------------------------------------------------------------------------
DEBTOR QUESTIONNAIRE                                                         MOR - 5                  X
------------------------------------------------------------------------------------------------------------------------------------

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

---------------------------------------------------------------------------                    -------------------------------------
Signature of Debtor                                                                            Date

---------------------------------------------------------------------------                    -------------------------------------
Signature of Joint Debtor                                                                      Date

/s/ R. Barry Borden                                                                            November 13, 2004
---------------------------------------------------------------------------                    -------------------------------------
Signature of Authorized Individual*                                                            Date

R. Barry Borden                                                                                Chairman and President
---------------------------------------------------------------------------                    -------------------------------------
Printed Name of Authorized Individual                                                          Title of Authorized Individual


                                             UNITED STATES BANKRUPTCY COURT
                                            EASTERN DISTRICT OF PENNSYLVANIA

In re: FN Estate, Inc.                                                                                             Case No. 03-23143
Debtors.                                                                                                Reporting Period: July, 2004

                                                      FN ESTATE, INC.
                                                   BANK RECONCILIATION
                                                  ($ IN REAL NUMBERS)
------------------------------------------------------------------------------------------------------------------------------------
                                                           BANK ACCOUNTS
------------------------------------------------------------------------------------------------------------------------------------
                   WACHOVIA       WACHOVIA
                   OPERATING      CREDIT     SILICON                   CORP                      JANNEY       PETTY
                   DIP            CARD       VALLEY      HSBC *        DEBIT        HUDSON      MONTGOMERY     CASH       TOTAL
                   -----------------------------------------------------------------------------------------------------------------
BALANCE
 PER BOOKS         $2,627,962.59  $    --    $3,041.31   $314,492.85   $  687.26   $14,985.43   $511,711.43  $515.59  $3,473,396.46

BANK BALANCE       $2,706,141.48  $    --    $3,041.31   $314,492.85   $  687.26   $14,985.43   $511,711.43  $515.59  $3,551,575.35
 Plus:
  Deposits
   In Transit                                                                                                                    --
 Less: Outstanding
  Checks              (78,178.89)                                                                                        (78,178.89)

 Other: Adjustment                                                                                                               --
                   -----------------------------------------------------------------------------------------------------------------
BALANCE PER BOOKS  $2,627,962.59  $    --    $3,041.31   $314,492.85   $  687.26   $14,985.43   $511,711.43  $515.59  $3,473,396.46
                   =================================================================================================================

* Bank Account HSBC represents Restricted cash related to Applied Theory Estate.

EXPLANATIONS:
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

                                                               Page 2

                         UNITED STATES BANKRUPTCY COURT
                        EASTERN DISTRICT OF PENNSYLVANIA

In re:  FN Estate, Inc.                                        Case No. 03-23143
Debtors.                                            Reporting Period: July, 2004


                                  FN Estate, Inc.
                   SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
                               ($ IN REAL NUMBERS)
--------------------------------------------------------------------------------
                                                      CURRENT       CUMULATIVE
                                                       MONTH      FILING TO DATE
--------------------------------------------------------------------------------
                                                      ACTUAL          ACTUAL
--------------------------------------------------------------------------------
CASH - BEGINNING OF MONTH *                     $   2,582,123     $    938,508
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
RECEIPTS:
Collection of Accounts Receivable                     563,234       12,375,196
Asset Sale Proceeds (Net)                             511,711        6,417,419
Other                                                  36,860        6,491,340
--------------------------------------------------------------------------------
   TOTAL RECEIPTS                                   1,111,806       25,283,954
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DISBURSEMENTS:
--------------------------------------------------------------------------------
Payroll and Related Benefits                            7,107        5,538,482
Travel and Entertainment                                  703           83,506
Insurance                                                  --          220,780
Utilities                                                  --        9,633,543
Occupancy                                                 499          726,558
Other                                                      --              537
G&A                                                   212,226        6,545,663
--------------------------------------------------------------------------------
   TOTAL DISBURSEMENTS                                220,534       22,749,068
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   NET CASH FLOW                                      891,271        2,534,886
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CASH - END OF MONTH                             $   3,473,934     $  3,473,394
--------------------------------------------------------------------------------

* Ending Cash includes $314,492.85 of restricted cash related to Applied Theory Estate, (HSBC account).

                     THE FOLLOWING SECTION MUST BE COMPLETED

--------------------------------------------------------------------------------
DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES (FROM CURRENT MONTH)
--------------------------------------------------------------------------------
TOTAL DISBURSEMENTS                                                    220,537
--------------------------------------------------------------------------------
Less: Transfers to Debtor In Possession Accounts
--------------------------------------------------------------------------------
Plus: Estate Disbursements Made by Outside
      Sources (i.e. from escrow accounts)
--------------------------------------------------------------------------------
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE
QUARTERLY FEES                                                         220,534
--------------------------------------------------------------------------------


                                                   UNITED STATES BANKRUPTCY COURT
                                                  EASTERN DISTRICT OF PENNSYLVANIA

In re:  FN Estate, Inc.                                                                                            Case No. 03-23143

Debtors.                                                                                                Reporting Period: July, 2004

                                                           FN Estate, Inc.
                                             Disbursements for Period 7/1/04 to 7/31/04

TRX DATE   JRNL NO.   ORIG. AUDIT TRAIL     TRANSACTION                REFERENCE                        NAME               AMOUNT
------------------------------------------------------------------------------------------------------------------------------------
 07/01/04    475,462 CMTRX00002998       ACH              Payroll taxes ck date 7/1/04      ADP                          $ 3,673.02
 07/02/04    475,463 CMTRX00002999       ACH              Payroll fees                      ADP                              181.70
 07/06/04    475,472 CMXFR00000249       Transfer out     to Wachovia CC Acct.              Transfer To: CREDIT CARD           5.00
 07/08/04    475,506 PMTRX00002351       ACH              28688 - E Briggs 6/27/04          Integrity Personnel              606.96
 07/08/04    475,523 PMCHK00001419       Check            37923                             Rufus Harvey                     931.25
 07/08/04    475,524 PMCHK00001419       Check            37924                             Boothby & Associates           6,547.00
 07/08/04    475,525 PMCHK00001419       Check            37925                             Stock Trans                      450.00
 07/08/04    475,526 PMCHK00001419       Check            37926                             Administrative Systems, Inc.       9.84
 07/08/04    475,527 PMCHK00001419       Check            37927                             Patricia Bose                     54.64
 07/08/04    475,528 PMCHK00001419       Check            37928                             ISP-Solution Inc.                224.00
 07/08/04    475,529 PMCHK00001419       Check            37929                             Capital Recovery Corporation   2,520.34
 07/08/04    475,530 PMCHK00001419       Check            37930                             Daemen College                   443.87
 07/09/04    475,542 CMTRX00003001       ACH              Payroll fees                      ADP                              252.71
 07/12/04    475,544 CMTRX00003002       ACH              Bank Service Charges              Wachovia Bank                     59.88
 07/13/04    475,545 PMTRX00002352       ACH              28730 - E Briggs we 7/4/04        Integrity Personnel              435.64
 07/13/04    475,593 CMTRX00003004       ACH              Payroll 7/15/04                   ADP                            6,670.31
 07/14/04    475,594 CMTRX00003005       ACH              Payroll check #22                 PR check                      20,240.93
 07/15/04    475,598 CMTRX00003006       ACH              Payroll Taxes 7/15/04             ADP                           17,972.26
 07/19/04    475,599 PMTRX00002355       ACH              Jun04 S&U tax                     PA Dept. of Revenue              865.60
 07/16/04    475,601 CMTRX00003007       Void Payroll Ck  Void #22 invalid signature        Wachovia ck reversal         (20,240.93)
 07/16/04    475,602 CMTRX00003008       ACH              Payroll fees                      ADP                               10.75
 07/19/04    475,603 PMTRX00002356       ACH              2ND QTR04 OPT                     City of Bethlehem                  9.80
 07/19/04    475,604 CMTRX00003009       Wire Out         Wire amt. of Check #22            R S payroll                   20,240.93
 07/21/04    475,628 PMCHK00001420       Check            37938                             Rafe Scheinblum                   22.00
 07/21/04    475,629 PMCHK00001420       Check            37939                             State of New Jersey                7.32
 07/21/04    475,630 PMCHK00001420       Check            37940                             State of New Jersey               28.59
 07/21/04    475,631 PMCHK00001420       Check            37941                             R BARRY BORDEN                 3,376.10
 07/21/04    475,632 PMCHK00001420       Check            37942                             US LEC                        10,940.64
 07/21/04    475,633 PMCHK00001420       Check            37943                             Capital Recovery Corporation     770.00
 07/21/04    475,634 PMCHK00001420       Check            37944                             VERIZON 607 436-9308 333 258   1,054.39
 07/21/04    475,635 PMCHK00001420       Check            37945                             Adelphia Business Solutions    2,496.48
 07/21/04    475,636 PMCHK00001420       Check            37946                             VERIZON 607 762-1112 750 25    7,907.21
 07/21/04    475,637 PMCHK00001420       Check            37947                             TIME WARNER TELECOM           11,054.78
 07/22/04    475,640 PMCHK00001421       Check            37948                             Broadwing Communications      15,242.98
 07/22/04    475,651 PMCHK00001422       Check            37949                             Broadwing Communications      20,637.10
 07/22/04    475,652 PMCHK00001422       Check            37950                             VERIZON                       30,674.44
 07/22/04    475,653 PMCHK00001422       Check            37951                             MFS TELECOM INC                  116.09
 07/22/04    475,654 PMCHK00001422       Check            37952                             WorldCom                       5,424.94
 07/22/04    475,655 PMCHK00001422       Check            37953                             MFS Telecom, Inc. 4722-phl     2,609.26
 07/22/04    475,656 PMCHK00001422       Check            37954                             AT&T - OPUS 018-00322          2,980.00
 07/22/04    475,704 PMVPY00001014       Void Check       37949                             Broadwing Communications     (20,637.10)
 07/22/04    475,707 PMCHK00001423       Check            37957                             Broadwing Communications      16,030.65
 07/23/04    475,710 PMCHK00001424       Check            37958                             Integrity Personnel            1,067.08
 07/23/04    475,711 CMTRX00003012       ACH              Payroll fees                      ADP                              336.97
 07/26/04    475,724 PMCHK00001425       Check            37959                             AT&T                           9,887.20
 07/26/04    475,725 PMCHK00001425       Check            37960                             AT&T                           6,335.86
 07/26/04    475,726 PMCHK00001425       Check            37961                             Adelphia Business Solutions      264.92
 07/26/04    475,727 PMCHK00001425       Check            37962                             US LEC                           283.53
 07/26/04    475,728 PMCHK00001425       Check            37963                             U.S. TRUSTEE                   8,750.00
 07/26/04    475,729 PMCHK00001425       Check            37964                             The Hartford                     500.00
 07/26/04    475,730 PMCHK00001425       Check            37965                             Storage USA                      581.69
 07/27/04    475,738 CMTRX00003013       ACH              Payroll DD ck date 7/29/04        ADP                           11,938.50
 07/29/04    475,770 PMCHK00001426       Check            37966                             CT Corporation System            499.00
 07/29/04    475,771 PMCHK00001426       Check            37967                             Choice One Communications         82.23
 07/29/04    475,772 PMCHK00001426       Check            37968                             Rufus Harvey                     656.25
 07/29/04    475,773 CMTRX00003019       ACH              Payroll Taxes 7-29-04             ADP                            5,802.64
 07/30/04    475,775 CMTRX00003020       ACH              Payroll fees (net of credit)      ADP                              177.30
 07/30/04    475,776 PMTRX00002365       ACH              28835 - E Briggs 7/25/04          Integrity Personnel              469.91

Total Disbursements                                                                                                    $ 220,534.45

                         UNITED STATES BANKRUPTCY COURT
                        EASTERN DISTRICT OF PENNSYLVANIA

In re: FN Estate, Inc.                                         Case No. 03-23143
Debtors.                                            Reporting Period: July, 2004

                                  FN Estate, Inc.
                             STATEMENT OF OPERATIONS
                               ($ IN REAL NUMBERS)
--------------------------------------------------------------------------------
                                                                      CUMULATIVE
                                                       JULY       FILING TO DATE
--------------------------------------------------------------------------------

Net Revenues                                       $       (406)   $ 14,882,487
Cost of Sales                                            20,799      10,992,459
                                                   -----------------------------
  GROSS MARGIN                                     $    (21,205)   $  3,890,029

SELLING, GENERAL AND ADMINISTRATIVE EXPENSES:
  Marketing & Selling Expenses                     $         --    $    932,435
  G&A Payroll Expenses                                   31,143       3,907,957
  Occupancy Expenses                                     12,788         414,317
  Bankruptcy Expenses                                    90,840       2,895,219
  General and Administrative Expenses                    10,668       3,667,525
  Depreciation and Amortization                              --       2,594,695
                                                   -----------------------------
     TOTAL SG&A EXPENSES                           $    145,439   $  14,412,148
                                                   -----------------------------
  OPERATING INCOME (LOSS)                          $   (166,644)  $ (10,522,119)

OTHER INCOME (EXPENSE):
  Interest Expense                                 $         --   $  (3,720,371)
  Interest Income                                         2,129          24,893
  Other                                                (318,280)      6,152,520
  Impairment/Restructuring Charges                           --     (17,053,482)
                                                   -----------------------------
TOTAL OTHER INCOME (EXPENSE)                       $   (316,151)  $ (14,596,440)


NET INCOME INCLUDING REORGANIZATION ITEMS          $   (482,795)  $ (25,118,559)
================================================================================

REORGANIZATION ITEMS:
Professional Fees                                  $     90,840   $   2,883,969
U.S. Trustee Quarterly Fee                                   --          11,250
Interest Earned on Accumulated Cash from Ch. 11              --              --
Gain (Loss) From Sale of Equipment                           --              --
Gain on pre-petition real estate valuation                   --              --
                                                   -----------------------------
TOTAL REORGANIZATION ITEMS                         $     90,840   $   2,895,219

                         UNITED STATES BANKRUPTCY COURT
                        EASTERN DISTRICT OF PENNSYLVANIA

In re:  FN Estate, Inc.                                        Case No. 03-23143
Debtors.                                            Reporting Period: July, 2004

                                  FN Estate, Inc.
                                  BALANCE SHEET
                               ($ IN REAL NUMBERS)
--------------------------------------------------------------------------------
                                                               BOOK VALUE AT END
                                                                    OF CURRENT
   ASSETS                                                        REPORTING MONTH
--------------------------------------------------------------------------------
CURRENT ASSETS
  Cash & Cash Equivalents                                          $  3,158,904
  Restricted Cash                                                       314,493

  Accounts Receivable                                                 3,349,353
  Less: Allowance for doubtful accounts                               2,513,596
                                                                   -------------
    NET ACCOUNTS RECEIVABLE                                             835,757

  Prepaid and Other Current Assets                                      236,031

  Notes and Other Receivables - US Lec                                  303,853

  Property and Equipment, net                                               850
  Other Assets                                                        1,184,809
                                                                   -------------
    TOTAL ASSETS                                                   $  6,034,696
================================================================================

--------------------------------------------------------------------------------
                                                               BOOK VALUE AT END
                                                                   OF CURRENT
LIABILITIES & STOCKHOLDERS' EQUITY                               REPORTING MONTH
--------------------------------------------------------------------------------
LIABILITIES NOT SUBJECT TO COMPROMISE:
  Accounts Payable                                                 $    519,421
  Other Accrued Liabilities                                           2,845,681
  Deferred Revenue                                                      675,069
                                                                   -------------
                                                                      4,040,171

  Other Liabilities                                                      13,662
                                                                   -------------
    TOTAL POSTPETITION LIABILITIES                                    4,053,833

    DUE TO RELATED COMPANIES                                         12,088,214

LIABILITIES SUBJECT TO COMPROMISE:
  Secured Debt                                                           84,116
  Priority Debt                                                         281,005
  Unsecured Debt                                                     15,905,410
                                                                   -------------
    TOTAL PRE-PETITION LIABILITIES                                   16,270,531

STOCKHOLDERS' EQUITY:
  Common and Preferred Stock                                         78,434,584
  Note Receivable                                                       (75,880)
  Accumulated deficit                                              (103,309,334)
  Treasury Cost                                                      (1,427,252)
                                                                   -------------
    TOTAL SHAREHOLDERS EQUITY                                       (26,377,882)

                                                                   -------------
TOTAL LIABILITIES & STOCKHOLDERS' EQUITY                           $  6,034,696
================================================================================

                                      UNITED STATES BANKRUPTCY COURT
                                     EASTERN DISTRICT OF PENNSYLVANIA

In re: FN Estate, Inc.                                                                     Case No. 03-23143
Debtors.                                                                        Reporting Period: July, 2004

                                            FN Estate, Inc.
                                    STATUS OF POSTPETITION TAXES
                                         ($ IN REAL NUMBERS)

-------------------------------------------------------------------------------------------------------------
                          BEGINNING     AMOUNT
                             TAX       WITHHELD       AMOUNT                         CHECK NO.   ENDING TAX
                          LIABILITY   OR ACCRUED       PAID        DATE PAID         OR EFT      LIABILITY
-------------------------------------------------------------------------------------------------------------
FEDERAL
=============================================================================================================
Withholding              $       --   $ 14,958.15   $ 14,958.15   7/1,7/15,7/29/07   EFT-ADP      $       --
FICA - Employee                  --      4,383.95      4,383.95   7/1,7/15,7/29/05   EFT-ADP              --
FICA - Employer            6,318.60      1,384.19      4,383.97   7/1,7/15,7/29/06   EFT-ADP        3,318.82
Unemployment                     --            --            --                      EFT-ADP              --
Income                           --                                                                       --
Other:                           --                                                                       --
-------------------------------------------------------------------------------------------------------------
   TOTAL FEDERAL TAXES   $ 6,318.60   $ 20,726.29   $ 23,726.07                                   $ 3,318.82
=============================================================================================================
STATE AND LOCAL
-------------------------------------------------------------------------------------------------------------
Withholding              $  (282.64)  $  3,657.42   $  3,657.42   7/1,7/15,7/29/07   EFT          $  (282.64)
Sales                      4,845.30        229.63        865.60   7/19/2004          37932          4,209.33
Excise                           --                                                                       --
Unemployment and
  Disability                     --        64.43          64.43   7/1,7/15,7/29/07   EFT                  --
Real Property                    --                                                                       --
Personal Property                --                                                                       --
Other: OPT                    10.00        (0.20)          9.80   7/19/2004          37933                --
       State Corp                --                                                                       --
       Local                     --                                                                       --
-------------------------------------------------------------------------------------------------------------
   TOTAL STATE AND LOCAL $ 4,572.66   $ 3,951.28    $  4,597.25                                   $ 3,926.69
-------------------------------------------------------------------------------------------------------------
TOTAL TAXES              $10,891.26   $24,677.57    $ 28,323.32                                   $ 7,245.51
=============================================================================================================


                                          SUMMARY OF UNPAID POST PETITION DEBTS
                                                   ($ IN REAL NUMBERS)
---------------------------------------------------------------------------------------------------------------
                                                               NUMBER OF DAYS PAST DUE
                                              -----------------------------------------------------------------
                                                  0-30         31-60         61-90      OVER 90      TOTAL
---------------------------------------------------------------------------------------------------------------

Accounts Payable                              $100,621.25   $      0.00   $157,297.87  $197,006.05  $454,925.17
Wages Payable                                   43,532.89                                             43,532.89
Taxes Payable                                    7,245.51                                              7,245.51
Rent/Leases - Building                                 --            --            --     3,137.96     3,137.96
Rent/Leases - Equipment                                --            --            --    45,647.92    45,647.92
Secured Debt/Adequate Protection Payments                                                                    --
Professional Fees                                      --            --            --    15,709.67    15,709.67
Amounts Due to Insiders *                                                                                    --
Other:                                                                                                       --
Other:                                                                                                       --
----------------------------------------------------------------------------------------------------------------
TOTAL POSTPETITION DEBTS                      $151,399.65   $        --   $157,297.87  $261,501.60  $570,199.12
================================================================================================================
* "INSIDER" IS DEFINED IN 11 U.S.C. SECTION 101(31)

Explain how and when the Debtor intends to pay any past-due postpetition debts.

--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------


                                            Page 7

                                                   UNITED STATES BANKRUPTCY COURT
                                                  EASTERN DISTRICT OF PENNSYLVANIA

In re:  FN Estate, Inc.                                                                                            Case No. 03-23143
Debtors.                                                                                               Reporting Period: July, 2004

                                                           FN Estate, Inc
                                      POST-PETITION ACCOUNTS PAYABLE AGING AS OF JULY 31, 2004

     Vendor ID                  Name            Class ID       Type        Balance    Current   31 to 6061 to 991 to 120   Over 120
------------------------------------------------------------------------------------------------------------------------------------
DFS-001-5684657   Dell Financial Services       NET 30   LEASE-EQUIP       5,571.17       0.00    0.00   0.00       0.00   5,571.17
FOREFINANCIAL     Fore Financial Services       NO TERMS LEASE-EQUIP      34,403.35       0.00    0.00   0.00       0.00  34,403.35
GE90132782128     GE CAPITAL                    NET 30   LEASE-EQUIP       2,452.80       0.00    0.00   0.00       0.00   2,452.80
GECAPITAL-NR      GE Capital                    NO TERMS LEASE-EQUIP       1,293.85       0.00    0.00   0.00       0.00   1,293.85
TOSHIBA90132782   Toshiba America Info Sys Inc. NET 45   LEASE-EQUIP         928.56       0.00    0.00   0.00       0.00     928.56
TOSHIBA90132065   Toshiba America Information   NET 30   LEASE-EQUIP          81.70       0.00    0.00   0.00       0.00      81.70
TOSHIBA90132154   Toshiba America Information   NET 30   LEASE-EQUIP         916.49       0.00    0.00   0.00       0.00     916.49
                                                                       -------------------------------------------------------------
                                                                          45,647.92       0.00    0.00   0.00       0.00  45,647.92

GATEWAY-SL        Gateway Realty New Jersey LLC NET 30   LEASE-R.E.        2,250.00       0.00    0.00   0.00       0.00   2,250.00
GOSNELL PROP-NA   Gosnell Properties, Inc.      NET 30   LEASE-R.E.          260.58       0.00    0.00   0.00       0.00     260.58
BRIDGEWATER       Bridgewater Place, L.L.C.     NET 30   LEASE-RESTRUC       335.04       0.00    0.00   0.00       0.00     335.04
STATETOWER        State Tower of Syracuse Asso  NET 30   LEASE-RESTRUC        32.34       0.00    0.00   0.00       0.00      32.34
RALPHPARKING      Ralph Parking Company         NET 30   LEASE-TOWER         135.00       0.00    0.00   0.00       0.00     135.00
WILDER            Wilder 4 Corners Associates   NET 30   LEASE-TOWER         125.00       0.00    0.00   0.00       0.00     125.00
                                                                       -------------------------------------------------------------
                                                                           3,137.96       0.00    0.00   0.00       0.00   3,137.96

J B EDWARDS FIN   J B Edwards Financial                  PROF                709.67       0.00    0.00   0.00       0.00     709.67
RSM MCGLADREY     RSM McGladrey, Inc.           NET 30   PROF             15,000.00       0.00    0.00   0.00       0.00  15,000.00
                                                                       -------------------------------------------------------------
                                                                          15,709.67       0.00    0.00   0.00       0.00  15,709.67

ADELP5310000014   Adelphia Business Solutions   NET 45   TELCO               955.21       0.00    0.00   0.00       0.00     955.21
ADELP5330000030   Adelphia Business Solutions   NET 45   TELCO             3,727.14       0.00    0.00   0.00       0.00   3,727.14
ATT8001-990-874   AT&T                          NET 45   TELCO            47,941.47       0.00    0.00   0.00       0.00  47,941.47
ATT8002-076-495   AT&T                          NET 45   TELCO             1,406.35   1,406.35    0.00   0.00       0.00       0.00
ATT80020301505    AT&T                          NET 45   TELCO             6,190.55       0.00    0.00   0.00       0.00   6,190.55
ATT6109540488     AT&T                          MAIN     TELCO                35.40       0.00    0.00   0.00       0.00      35.40
ATT 2448-NA       AT&T DO NOT USE               NET 45   TELCO            22,467.01       0.00    0.00   0.00       0.00  22,467.01
CONESTOGATELECO   Conestoga Tel. & Tel. Co.     NET 45   TELCO               410.49       0.00    0.00   0.00     410.49       0.00
CTSI7170846610    CTSI                          NET 45   TELCO             1,870.38       0.00    0.00   0.00   1,870.38       0.00
ADELPH526000018   PECO ADELPHIA                 NET 45   TELCO               316.22       0.00    0.00   0.00       0.00     316.22
PECO5260000035    Peco Adelphia Communications  NET 45   TELCO               845.71       0.00    0.00   0.00       0.00     845.71
PECO5320000002    Peco/Hyperion-Allentown       NET 45   TELCO            19,877.17       0.00    0.00   0.00       0.00  19,877.17
SPRINT            Sprint                        MAIN     TELCO               365.36       0.00    0.00   0.00       0.00     365.36
TELCOV521000018   TELCOVE                       NET 45   TELCO               198.60       0.00    0.00   0.00       0.00     198.60
VERIZON315S2907   VERIZON                       NET 45   TELCO            60,746.13       0.00    0.00   0.00       0.00  60,746.13
VERIZON21296209   VERIZON                       NET 30   TELCO                62.97       0.00    0.00   0.00       0.00      62.97
VERIZON60772208   VERIZON                       NET 30   TELCO                29.80       0.00    0.00   0.00       0.00      29.80
VERIZON61061409   VERIZON                       NET 30   TELCO                72.14       0.00    0.00   0.00       0.00      72.14
VERIZON61080703   VERIZON                       NET 30   TELCO               957.92       0.00    0.00   0.00       0.00     957.92
VERIZON61080709   VERIZON                       NO TERMS TELCO               995.53       0.00    0.00   0.00       0.00     995.53
VERIZON84545251   VERIZON                       NET 30   TELCO                25.57      (4.37)   0.00   0.00       0.00      29.94
WORLDCOM7000252   WorldCom                      NET 45   TELCO            17,474.69       0.00    0.00   0.00       0.00  17,474.69
                                                                       -------------------------------------------------------------
                                                                         186,971.81   1,401.98    0.00   0.00   2,280.87 183,288.96

MURDOCH B - BOD   Britt Murdoch                 NO TERMS                   1,250.00       0.00    0.00   0.00       0.00   1,250.00
CITY OF GRAND R   City of Grand Rapids          NET 30                       988.66       0.00    0.00   0.00       0.00     988.66
BARZLINDAK-CR     Linda Barz                    NO TERMS                      23.90       0.00    0.00   0.00       0.00      23.90
MERCANTEC         Mercantec, Inc.               MAIN                       8,381.25       0.00    0.00   0.00       0.00   8,381.25
BOSE              Patricia Bose                                               78.27      78.27    0.00   0.00       0.00       0.00
PECOENERGY-NR     Peco Energy                   NO TERMS                   1,652.58       0.00    0.00   0.00       0.00   1,652.58
PRINCETON UPPER   Princeton Upperclass Facebook NO TERMS                     695.00       0.00    0.00   0.00       0.00     695.00
UGI519391743534   UGI Utilities Inc             NO TERMS                     694.70       0.00    0.00   0.00       0.00     694.70
UAS-NA            Universal Atlantic Systems,   NET 30                        31.00       0.00    0.00   0.00       0.00      31.00
USLEC             US LEC                                                 254,158.00  99,141.00    0.00   0.00 155,017.00       0.00
                                                                       -------------------------------------------------------------
                                                                         267,953.36  99,219.27    0.00   0.00 155,017.00  13,717.09
                                                                       -------------------------------------------------------------
Totals                                                                   519,420.72 100,621.25    0.00   0.00 157,297.87 261,501.60


                                                  UNITED STATES BANKRUPTCY COURT
                                                EASTERN DISTRICT OF PENNSYLVANIA

In re: FN Estate, Inc.                                         Case No. 03-23143
Debtors.                                            Reporting Period: July, 2004

                                  FN Estate, Inc.
                  ACCOUNTS RECEIVABLE RECONCILIATION AND AGING
                               ($ IN REAL NUMBERS)
--------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE RECONCILIATION                                     AMOUNT
------------------------------------------------------------------  ------------
Total Accounts Receivable at the beginning of the reporting period  $ 3,909,222
+ Amounts billed during the period                                           --
- Amounts collected during the period                                  (563,234)
+ Adjustments (Credit Memos, Debit Memos, journal entries)                3,365
+ Other Adjustments                                                          --
------------------------------------------------------------------  ------------
TOTAL ACCOUNTS RECEIVABLE AT THE END OF THE REPORTING PERIOD        $ 3,349,353
================================================================================

------------------------------------------------------------------  ------------
ACCOUNTS RECEIVABLE AGING                                              AMOUNT
------------------------------------------------------------------  ------------
0 - 30 days old                                                     $    58,809
31 - 60 days old                                                         29,402
61 - 90 days old                                                         29,928
91+ days old                                                          3,231,214
------------------------------------------------------------------  ------------
TOTAL ACCOUNTS RECEIVABLE                                             3,349,353
Amount considered uncollectable (Bad Debt)                           (2,513,596)
------------------------------------------------------------------  ------------
ACCOUNTS RECEIVABLE (NET) (EXCLUDING ACCRUALS)                      $   835,757
------------------------------------------------------------------  ------------


                              DEBTOR QUESTIONNAIRE

Please provide an explanation below for any yes answers.
--------------------------------------------------------------------------------
    MUST BE COMPLETED EACH MONTH                                     YES     NO
-------------------------------------------------------             -----  -----
1.  Have any assets been sold or transferred
    outside the normal course of business this
    reporting period?                                                        X
-------------------------------------------------------             -----  -----
2.  Have any funds been disbursed from any
    account other than a debtor in possession
    accounts this reporting period?                                          X
-------------------------------------------------------             -----  -----
3.  Have any prepetition taxes been paid
    during the reporting period?                                             X
-------------------------------------------------------             -----  -----
4.  Have all postpetition tax returns been
    timely filed?                                                     X
-------------------------------------------------------             -----  -----
5.  Are any postpetition real estate taxes
    past due?                                                                X
-------------------------------------------------------             -----  -----
6.  Are any postpetition state or federal
    income taxes past due?                                                   X
-------------------------------------------------------             -----  -----
7.  Are any postpetition payroll taxes past due?                             X
-------------------------------------------------------             -----  -----
8.  Are any other postpetition taxes past due?                               X
-------------------------------------------------------             -----  -----
9.  Are any amounts owed to postpetition
    creditors past due?                                                      X
-------------------------------------------------------             -----  -----
10. Have any postpetition loans been received
    by the debtor from any party?                                            X
-------------------------------------------------------             -----  -----
11. Have any payments been made on prepetition
    liabilities this reporting period?                                       X
-------------------------------------------------------             -----  -----
12. Are any wage payments past due?                                          X
-------------------------------------------------------             -----  -----
13. Are any postpetition receivable (accounts,
    notes, or loans) due from related parties?                               X
-------------------------------------------------------             -----  -----

EXPLANATIONS:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


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